                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                   TOPRO, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

December 16, 1997

To Our Shareholders:

    You are cordially invited to the 1997 Annual Meeting of Shareholders (the "Meeting") of Topro, Inc. (the "Company") to be held at the Hyatt Regency - Denver Tech Center, Wind River Room, 7800 E. Tufts Avenue, Denver,
Colorado, on Thursday, January 29, 1998, at 10:00 a.m.

    The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

    Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed postage-paid envelope as soon as possible for receipt prior to the Meeting.

    WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

                             Sincerely,



                             John Jenkins, President

                                     TOPRO, INC.
                                2525 WEST EVANS AVENUE
                                DENVER, COLORADO 80219
                                    (303) 935-1221

--------------------------------------------------------------------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON JANUARY 29, 1998

--------------------------------------------------------------------------------

                                                               December 16, 1997

To Our Shareholders:

    The 1997 Annual Meeting of Shareholders (the "Meeting") of Topro, Inc. (the "Company) will be held at the Hyatt Regency-Denver Tech Center, 7800 E. Tufts Avenue, Denver, Colorado, on Thursday, January 29, 1998, at 10:00 a.m., Mountain time, to consider and act upon the following matters:

1.  Election of five directors to terms expiring at the next annual meeting;

2. A proposal to amend the Company's Articles of Incorporation to change the name of the Company to TAVA Technologies, Inc.;

3. Approval of an amendment to the 1992 Employee Stock Purchase Plan to increase to 300,000 the number of shares of Common Stock available for sale under the Plan;

4. Approval of the 1997 Stock Option and Bonus Plan, pursuant to which 2,200,000 shares of Common Stock are reserved for issuance as bonuses or upon exercise of stock options which may be granted to employees, officers or directors of, and consultants and advisers to, the Company; and

5. Ratification of the appointment of BDO Seidman LLP as the Company's certified public accountant for the fiscal year ending June 30, 1998.

    The transaction of such other business as may properly come before the Meeting or any adjournments thereof will be considered and acted upon. The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to Bylaws, the Board of Directors has fixed the close of business on December 15, 1997, as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

    You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

    EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                             BY ORDER OF THE BOARD OF DIRECTORS,



                             Douglas H. Kelsall, Secretary

                                     TOPRO, INC.
                                2525 WEST EVANS AVENUE
                                DENVER, COLORADO 80219
                                    (303) 935-1221

--------------------------------------------------------------------------------

                                   PROXY STATEMENT
                            ANNUAL MEETING OF SHAREHOLDERS
                                   JANUARY 29, 1998

--------------------------------------------------------------------------------

                                                               December 16, 1997

To Our Shareholders:

    This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Topro, Inc. (the "Company") of proxies to be used at the 1997 Annual Meeting (the "Meeting") to be held at the Hyatt Regency - Denver Tech Center, Wind River Room, 7800
E. Tufts Avenue, Denver, Colorado, on Thursday, January 29, 1998 at 10:00 a.m., Mountain time, and at any adjournments or postponements thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting (collectively, the "Proxy Materials") are first being mailed to shareholders beginning on or about December 29, 1997.

                                 GENERAL INFORMATION

SOLICITATION

    The enclosed proxy is being solicited by the Board of Directors of the Company. In addition to solicitations by mail, solicitations may be made by personal interview, telephone and telegram by directors and officers of the Company. No compensation will be paid to the directors and officers of the Company for the solicitation of proxies. The Company will reimburse banks, brokers and others holding shares in their names or the names of the nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such shares. The cost of the solicitation will be borne by the Company.

VOTING RIGHTS AND VOTES REQUIRED

    Holders of shares of Topro, Inc. common stock, $0.0001 par value, (the "Common Stock") and shares of Series A Convertible Preferred Stock (the "Preferred Stock") at the close of business on December 15, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, 17,682,403 shares of Common Stock and 133,334 shares of Preferred Stock were outstanding. Holders of Common Stock are entitled to one vote per share. Holders of Preferred Stock are entitled to ten votes per share. Therefore, as of the Record Date, the total voting power consisted of 19,015,743 voting shares.

    The presence, in person or by proxy, of holders of one-third of the voting shares outstanding as of the Record Date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will only count towards quorum requirements.

    As to the election of directors under "Proposal I - Election of Directors," the proxy card being provided by the Board enables a shareholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

    The affirmative vote of a majority of the votes cast at the Meeting by shareholders present or represented and entitled to vote on the proposal is required to change the name of the Company, to adopt the new compensation plan, to approve amendments to the Employee Stock Purchase Plan and to ratify the appointment of the Company's accountants.

    As to these proposals, a shareholder may: (i) vote "FOR" the proposal, or
(ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" with respect to the proposal. These matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

    As to the other matters that may properly come before the Meeting, unless otherwise required by law, the Articles, or the Bylaws, a majority of the votes cast by shareholders shall be sufficient to approve the matter.

VOTING AND REVOCABILITY OF PROXIES

    Shares of Common Stock and Preferred Stock represented by all properly executed proxies received at the offices of the Company's Transfer Agent by 10:00 a.m., Mountain time, on January 28, 1998 will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted "FOR" the election of John Jenkins, Robert L. Costello, Robert C. Pearson, Rick L. Schleufer, and Judith A. Draper as directors of the Company and "FOR" the proposals set forth in this Proxy Statement. Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holders named in the enclosed proxy intend to vote in their discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

    The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by: providing notice in writing that the proxy is revoked; presenting to the Company a later-dated proxy; or by attending the Meeting and voting in person.

ANNUAL REPORT

    The Company's 1997 Annual Report to Shareholders, which includes its Form 10-KSB for the fiscal year ended June 30, 1997, and which is being mailed to shareholders with this Proxy Statement, contains financial and other information about the Company but is not incorporated into this Proxy Statement and is not to be considered a part of the Proxy Statement or soliciting materials.


                                SECURITY OWNERSHIP OF
                       CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of December 1, 1997, the number of voting shares represented by the securities beneficially owned by any person (including any "group") who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities outstanding on that date.

                                                                     Amount and Nature of
                                                                     Beneficial Ownership
Title of Class          Name and Address of Beneficial Owner           of Voting Shares       % of Voting Shares
--------------          ------------------------------------         --------------------     ------------------
Series A Convertible    Pro Futures Bridge Capital Fund, L.P.             1,823,339 (1)              9.4%
Preferred Stock;        5350 S. Roslyn St.
Common Stock            Englewood, CO 80111

Common Stock            Kevin Fallon                                      1,530,049 (2)              8.0%
                        2525 W. Evans Ave.
                        Denver, Colorado 80219

Common Stock            Renaissance Capital Group, Inc.                   1,343,301 (3)              6.6%
                        8080 No. Central Expwy
                        Suite 210-LB 59
                        Dallas, Texas 75206

 ---------------------

(1) Consists of 133,334 shares of Series A Convertible Preferred Stock, which is convertible to 1,333,340 shares of Common Stock and which is entitled to that number of votes at the Meeting, and 489,999 shares underlying
    Warrants exercisable within 60 days of the Record Date.

(2) Includes shares underlying 133,334 Options exercisable within 60 days of the Record Date.

(3) Represents shares that are issuable within 60 days of the Record Date upon the conversion of 9% convertible debentures held by two investment funds that are advised by Renaissance Capital Group, Inc. and exercise of 25,000 Warrants held by one of those funds.

    The following table sets forth, as of December 1, 1997, the number of voting shares, and other equity securities beneficially owned by: (a) all directors and director-nominees of the Company; (b) all executive officers of the Company required to be named in the Summary Compensation Table; and, (c) all directors and executive officers of the Company as a group. All of the shares reflected below are shares of Common Stock.

                          Amount and Nature of Beneficial
Name of Beneficial Owner     Ownership of Voting Shares    % of Voting Shares
------------------------   -------------------------------  ------------------
John Jenkins                        587, 142 (1)                  3.0%

Kevin Fallon                       1,530,049 (2)                  8.0%

Robert C. Pearson                  1,343,301 (3)                  6.6%

H. Robert Gill                        15,000 (4)                  *

Robert L. Costello                         0                      0

Rick L. Schleufer                          0                      0

Judith A. Draper                           0                      0

Directors and Executive
 Officers as a group               3,634,742 (5)                 18.5%
-----------------------

*   Less than one percent.

(1) Includes 335,000 shares that are issuable upon exercise of stock options and 57,071 shares that are issuable upon exercise of stock purchase warrants that are currently exercisable.

(2) Includes 133,334 shares that are issuable upon exercise of stock options that are exercisable within 60 days of the Record Date.

(3) Represents shares that are issuable upon conversion of the Company's 9% Convertible Debentures held by two investment funds that are advised by Renaissance Capital Group, and a Warrant held by one of those funds. Mr. Pearson has disclaimed beneficial ownership of these shares.

(4) Represents shares that are issuable upon exercise of stock options that are currently exercisable held by Mr. Gill.

(5) Includes 678,738 shares that are issuable upon exercise of stock options and stock purchase warrants that are currently exercisable held by all executive officers and directors as a group.


                                      MANAGEMENT

    Executive officers of the Company are elected by the Board of Directors, and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board of Directors. There are no family relationships among any of the directors and executive officers of the Company.

    The following table sets forth names and ages of all executive officers and directors whose terms will not expire prior to the Annual Meeting, and all persons nominated to serve as directors and the positions and offices that each person holds with the Company:

    Name                     Age       Position
    ----                     ---       --------

    John Jenkins              47       Chairman of the Board of Directors,
                                       President and Chief Executive
                                       Officer

    Robert L. Costello        46       Director

    Robert C. Pearson         62       Director

    Rick L. Schleufer         44       Director Nominee

    Judith A. Draper          52       Director Nominee

    Kevin Fallon              44       Chief Operating Officer

    Douglas H. Kelsall        43       Chief Financial Officer and Secretary

    Lawrence B. Hagewood      48       Executive Vice President, Sales and
                                       Marketing

    Jon E. Walker, H.R. Hodge and R. Larry Ethridge resigned their positions as Board members during May 1997, June 1997 and August 1997, respectively. H. Robert Gill, who currently serves as a director, advised the Board he did not wish to stand for re-election.

    JOHN JENKINS.  Mr. Jenkins has served as President, Chief Executive
Officer, and a Director of the Company since January, 1995 and as Chairman of the Board since August 1997. Mr. Jenkins has broad domestic and international operating experience in technology intensive businesses with divisional profit and loss responsibility in a Fortune 200 company. Prior to joining the Company, he served as president of Morgan Technical Ceramics, Inc., a wholly-owned subsidiary of Morgan Crucible plc, a diversified industrial products company based in England and publicly-traded on the London stock exchange. Prior to his tenure at Morgan Technical, Mr. Jenkins was Vice President and General Manager of the Structural Ceramic Division Coors Ceramic Company, a subsidiary of Adolph Coors Company. Mr. Jenkins holds a Bachelor of Science degree in Mechanical Engineering from the University of Washington, and a Juris Doctor degree from the University of Denver, Denver, Colorado.

    ROBERT L. COSTELLO. Mr. Costello has been a Director since May 1997. Mr. Costello has served as Executive Vice President of URS Greiner, Inc. and Vice President and Director of URS Corporation since April 1996. He has served as a Director and Chief Executive Officer of Greiner Engineering, Inc. from February 1994 to August 1995 and Vice President and Chief Financial

Officer of Greiner Engineering, Inc. from 1987 to February 1994. Mr. Costello holds a Bachelor of Arts degree from Western State College of Colorado and a Master of Business Administration from the University of Oregon.

    ROBERT C. PEARSON. Mr. Pearson has been a director of the Company since May 1997. Mr. Pearson has been associated with Renaissance Capital Group, Inc. since April 1994, presently serving as Senior Vice President, Director of Corporate Finance. He served as Executive Vice President of the Thomas Group from May 1990 to March 1994. For 25 years prior to that time, Mr. Pearson held various senior management positions at Texas Instruments, including Vice President of Finance from October 1983 to June 1985. Mr. Pearson holds a Bachelor of Science Degree from the University of Maryland and a Master of Business Administration from the University of Michigan. Mr. Pearson hold directorships in the following public companies; Poore Brothers, Inc. and Interscience Computer.

    RICK L. SCHLEUFER. Mr. Schleufer is a director nominee. Mr. Schleufer has been associated with Enterprise/IndeNet since 1986, presently serving as a director of IndeNet, Inc.; and Chief Executive Officer of Enterprise Systems Group, Inc. From 1979 to 1986, Mr. Schleufer founded and was Chief Executive of several small business enterprises. Prior to the management of these ventures, Mr. Schleurfer was employed by the national accounting firm of Grant Thornton. Mr. Schleufer holds a Bachelor of Science Degree from the University of Colorado in Business and Accounting, and is a Certified Public Accountant.

    JUDITH A. DRAPER. Ms. Draper is a director nominee. Ms. Draper has held the position of Director, Year 2000 Operations with Computer Sciences Corporation since September, 1997 and directs its Federal Government Y2K Center. Prior to her current position, Ms. Draper held various computer project management positions with the Social Security Administration from 1985 to September of 1997, most recently as the Project Director - Year 2000, and as the Director of the Software Engineering Center. From 1983 to 1985, Ms. Draper was an account Support Manager for Comp-U-Staff. Ms. Draper holds a Bachelor of Science Degree in Retailing from the University of Maryland.

    KEVIN FALLON. Mr. Fallon has served as Chief Operating Officer since joining the Company in December 1996. During 1982, Mr. Fallon founded and acted as President and Chief Executive Officer of All Control Systems Inc., which the Company acquired in December 1996. Prior to that time, Mr. Fallon held management positions in quality and process control, design engineering and testing and sales engineering. Mr. Fallon holds a Bachelor of Science degree from Drexel University and a Master of Business Administration from the Wharton School of Business, University of Pennsylvania.

    DOUGLAS H. KELSALL. Mr. Kelsall has served as Chief Financial Officer of the Company since June 1997. Mr. Kelsall served as Chief Financial Officer of Evolving Systems, Inc. from December 1995 to June 1997, as President of Caribou Capital Corporation from June 1993 to December 1997 and in various management and Vice President positions at Colorado National Bank from October 1978 to June 1993. Mr. Kelsall holds a Bachelor of Art degree from the University of Colorado and a Master of Business Administration degree from the University of Denver.

    LAWRENCE B. HAGEWOOD. Mr. Hagewood has served as Executive Vice President of the Company since September 1997. Mr. Hagewood served for six years as Group Vice President of the Systems Business for Elsag Bailey, a global leader for automation solutions to the industrial manufacturing market prior to joining the Company. Mr. Hagewood has a Bachelor of Science Degree from Auburn University in Nuclear Physics.

MEETINGS OF THE BOARD AND COMMITTEES

    The Board of Directors held six meetings in the fiscal year ended June 30, 1997. During the 1997 fiscal year, no director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and any committee thereof on which he served. In addition to formal meetings, the Board acted numerous times during fiscal 1997 by unanimous consent after telephonic discussion among the members.

    The Audit and Compensation Committees of the Board of Directors are comprised of Messrs. Jenkins, Costello, and Pearson. Mr. Jenkins is also an executive officer of the Company. Mr. Jenkins abstains from all Compensation Committee actions affecting his own compensation.

    The Board of Directors does not have a standing nominating committee, or other committee performing similar functions.

SECTION 16(a) - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers and persons who own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Directors, officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed.

    Based solely on its review of the copies of the reports it received from persons required to file, and written representations it received from these persons, the Company believes that during the fiscal year ended June 30, 1997 all filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with except as follows: the Form 3 due ten days following the election of Kevin Fallon and Douglas H. Kelsall as executive officers were not timely filed. Mr. Fallon did not timely file one report on Form 4; and R. Larry Ethridge, who served as Chairman during the 1997 fiscal year, did not timely file two reports on Form 4.


    COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

    The following table sets forth information regarding compensation paid during the past three fiscal years to the Company's Chief Executive Officer and to any of the Company's four most highly compensated executive officers who earned total salary and bonus in excess of $100,000 per annum during the fiscal year ended June 30, 1997.


                                                                               Long-term Compensation
                                                                               ----------------------
                                       Annual Compensation                Awards              Payouts
                                       -------------------                ------              -------
      (a)           (b)             (c)      (d)       (e)         (f)              (g)          (h)       (i)
                                                      Other     Restricted
    Name and                                          Annual      Stock        Security Under   LTIP    All other
principal position  Year          Salary    Bonus     Comp.       Awards       Options/SARs   payouts   comp(1).
------------------  ----          ------    -----     -----       ------       ------------   -------   --------
JOHN P. JENKINS     1997        $165,000  $30,000       --          --         450,000(2)        --       $7,726

President and       1996        $146,416     --         --          --            --             --           --

Chief Executive     1995(3)     $ 40,000     --         --          --         315,000(2)         -           --

KEVIN FALLON        1997(4)     $ 87,500  $18,000       --          --         200,000(5)        --       $7,007

Chief Operating     1996            --       --         --          --            --             --           --

Officer             1995            --       --         --          --            --              -           --

JON E. WALKER       1997        $145,210     --         --          --            --             --           --

Former Director,    1996(7)     $ 84,000  $50,000       --          --            --              -           --

Executive Officer   1995            --       --         --          --            --              -           --

 ---------------------

(1) Represents the value of term life insurance, the premiums for which were paid by the company, and the value of an automobile provided for the executive's personal use.

(2) John P. Jenkins was granted Non-Qualified Options to purchase 315,000 and 450,000 shares of common stock in connection with his employment agreement dated December 27, 1994 and the extension of the employment agreement dated January 28, 1997, respectively. At June 30, 1997, 335,000 options were exercisable.

(3) Represents compensation commencing January 23, 1995.

(4) Represents compensation commencing December 1, 1996.

(5) Kevin Fallon was granted non-qualified options to purchase 200,000 shares of common stock in connection with his employment agreement dated December 1, 1996. At June 30, 1997 66,667 options were exercisable.

(6) Jon E. Walker resigned his Board of Director membership and his executive officer position on May 30, 1997.

(7) Represents compensation commencing January 1, 1996.


OPTION AND STOCK APPRECIATION RIGHT GRANTS TABLE

    The following table sets forth information regarding the grant of options and stock appreciation rights during the fiscal year ended June 30, 1997, to any of the executive officers required to be named in the Summary Compensation Table.


    (a)                      (b)                      (c)                 (d)                 (e)
---------------------------------------------------------------------------------------------------------
                    Number of Securities    % of Total Options/SARs
                   Underlying Options/SARs  Granted to Employees in  Exercise or Base
Name                     Granted (#)             Fiscal Year           Price ($/Sh)      Expiration Date
---------------------------------------------------------------------------------------------------------
John P. Jenkins          100,000                     6.5%                 $2.50          January 2007

                         150,000                     9.8%                 $2.50          December 2007

                         200,000                    13.0%                 $2.50          December 2008

Kevin Fallon              66,667                     4.3%                 $2.25          February 2007

                          66,667                     4.3%                 $2.25          February 2008

                          66,666                     4.3%                 $2.25          February 2009


AGGREGATED OPTION AND STOCK APPRECIATION RIGHT EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION AND STOCK APPRECIATION RIGHTS VALUES

    The following table sets forth information regarding option and stock appreciation right exercises during the fiscal year ended June 30, 1997, by any of the executive officers named in the Summary Compensation Table.


    (a)                   (b)                      (c)                     (d)                                 (e)
--------------------------------------------------------------------------------------------------------------------------------
                                                                    Number of Securities           Value of unexercised in the
                                                                underlying unexercised options     money options or SARs at
                     Number of shares            Value           or SARs at fiscal year end (#)        fiscal year end ($)
Name               acquired on exercise (#)      realized ($)     (Exercisable/Unexercisable)      (Exercisable/Unexercisable)
--------------------------------------------------------------------------------------------------------------------------------
John P. Jenkins            87,500                $113,750

     Exercisable                                                          335,000                            $70,800(1)

     Unexercisable                                                        350,000                              $--(2)

Kevin Fallon                 --                     $--

     Exercisable                                                           66,667                              $--(2)

     Unexercisable                                                        133,333                              $--(2)

------------------

(1) The year end values represent the difference between the option exercise prices (ranging from $1.20 to $1.75 per share) and the $2.03 market value of the Company's Common Stock on June 30, 1997, multiplied by the number of shares under option. Market value represents the closing price reported by NASDAQ on June 30, 1997.

(2) Exercise price greater than year-end market value.

LONG -TERM INCENTIVE PLAN AWARDS

    During the fiscal year ended June 30, 1997, the Company did not make any LTIP grants not disclosed above.

COMPENSATION OF DIRECTORS

    The Company pays no cash compensation to directors for their service as such. It had been the Company's practice to grant each year to outside directors a non qualified stock option for shares of its common stock; however, no such grant was made during fiscal 1996. During fiscal 1997, Company granted non-qualified stock options to purchase 30,000 shares each to H. Robert Gill and H.R. Hodge for their services as directors during fiscal 1996 and 1997.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

    The Company has entered into the following employment agreements with the executive officers required to be named in the Summary Compensation Table.

    The Company has a two-year employment agreement with John Jenkins which expires in January 1999, but will be renewed automatically for one year periods unless written notice is provided by either party, providing for a minimum annual salary in the amount of $175,000 during the current contract period. The employment agreement provides for the granting of 450,000 stock options exercisable at $2.50 per share which vest as follows: January 1997, 100,000; December 1997 150,000; and December 1998, 200,000. The stock options expire on January 2007. The Company is obligated to pay the premium on a term life insurance policy with a death benefit of $500,000 for which Mr. Jenkins names the beneficiary. In the event of a change in control, the Company is obligated to pay Mr. Jenkins his base salary then in effect for a period of 24 months following a notice of termination.

    The Company has a two-year employment agreement with Kevin Fallon which expires in December 1998, but will be renewed automatically for one year periods unless written notice is provided by either party, providing for a minimum annual salary in the amount of $150,000 and a bonus of not less than $18,000 during the first year and $15,000 during the second year. The employment agreement provides for the granting of 200,000 stock options exercisable at $2.25 per share which vest as follows: February 1997, 66,667; February 1998, 66,667; and February 1999, 66,666. The stock options expire on February 2007. The Company is obligated to pay the premium on a term life insurance policy with a death benefit of at least $250,000 for which Mr. Fallon names the beneficiary. In the event of a change in control, the Company is obligated to pay Mr. Fallon his base salary then in effect for a period of 12 months following a notice of termination.

    On February 21, 1996, the Company entered into an employment agreement with Jon E. Walker which was to expire on August 21, 1998. On May 30, 1997, Mr. Walker resigned as an officer and as a director of the Company. Effective May 30, 1997, the Company entered into a consulting agreement with Mr. Walker for a period expiring August 31, 1998. The consulting agreement provides that Mr. Walker will be paid a monthly retainer of $14,000 and a fee of $200 per hour for time devoted at the request of the Company. In the event of a change in control, any remaining obligation under the consulting agreement will be immediately due and payable.

REPORTS ON REPRICING OF OPTIONS AND STOCK APPRECIATION RIGHTS

    During the fiscal year ended June 30, 1997, the Company did not amend or adjust the terms of any stock option or SAR previously awarded to any of the named executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    An executive officer of the Company is a Board member of a financial consulting company and a partner in its affiliate. The consulting company has made investments in private placements of the Company's securities. Since joining the Company, the officer has abstained in all matters relating to the financial consulting company's investment in the Company.

    An executive officer, who also is a principal shareholder of the Company, is also an owner of an entity for which the Company performs subcontract work. Billings to the related entity were approximately $1,154,000 during the year ended June 30, 1997.


                                    PROPOSAL NO. 1
                                ELECTION OF DIRECTORS

    The Board of Directors has nominated three of its four current members for reelection, while one director is not standing for re-election, and is nominating two directors for initial election. The Bylaws of the Company provide for a single class of not less than three directors, each of which has a term which expires at the next meeting of shareholders at which directors are elected. Directors serve until the election and qualification of their successors or until their resignation, death, disqualification or removal from office. Vacancies on the Board of Directors may be filled by a majority of the remaining members. Directors elected to fill vacancies serve until the next annual meeting of shareholders or until their successors have been elected and qualified. H. Robert Gill has declined to stand for re-election and the Board of Directors shall consist of five persons commencing at the close of the Annual Meeting.

    The Board of Directors recommends a vote "FOR" the election of Messrs. Jenkins, Costello, Pearson, Schleufer and Ms. Draper to the Board of Directors. Unless otherwise specified, the enclosed proxy will be voted "FOR" the election of the Board of Directors' slate of nominees. Neither Management nor the Board of Directors of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors if any nominee becomes unavailable for election. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

                                    PROPOSAL NO. 2
                        AMENDMENT OF ARTICLES OF INCORPORATION

    The Board of Directors has approved an amendment to the Articles of Incorporation to change the name of the Company to TAVA Technologies, Inc.

    The acronym TAVA was developed from the first letter in the names of each of the Company's major subsidiaries, Topro Systems Integration, Inc., Advanced Control Technologies, Inc., Vision Engineering Corporation and All Control Systems, Inc. The Board of Directors believes that use of this name throughout the organization will provide national recognition for the Company.

    An amendment to the Articles of Incorporation must be approved by a majority of the votes cast by the shareholders at the Meeting. The Board of Directors recommend that the shareholders vote "FOR" the amendment to the Articles of Incorporation.


                                    PROPOSAL NO. 3
                             APPROVAL OF AMENDMENT TO THE
                          1992 EMPLOYEE STOCK PURCHASE PLAN

    In 1992, the Board of Directors adopted the Company's 1992 Employee Stock Purchase Plan (the "ESPP"). The ESPP affords employees of the Company the opportunity to purchase a proprietary interest in the Company. In 1997, the Board of Directors amended the Plan to increase from 10,000 to 300,000 the maximum number of shares of the Company's Common Stock (subject to adjustment for any dividend, stock split or other relevant changes to the Company's capitalization) to be issued under the ESPP. The following is a summary of some of the terms of the ESPP.

    NUMBER AND PURCHASE PRICE OF SHARES. The ESPP consists of semiannual offerings of up to 50,000 shares of Common Stock per Payment Period, up to a maximum of 300,000 shares which may be issued under the ESPP. As of November 30, 1997, 18,087 shares had been issued under the ESPP. The shares to be purchased by the ESPP will be issued by the Company. The number of shares available for each Payment Period may be increased at the election of the Board of Directors. Each calendar year consists of two Payment Periods. The first Payment Period starts January 1 and ends June 30. The second Payment Period commences July 1 and ends December 31. Provided that the employee remains eligible to participate in the ESPP throughout the Payment Period, on the first day of each Payment Period the Company grants to each participant an option to purchase the number of full shares of its Common Stock as his or her accumulated payroll deductions on the last day of the Payment Period will pay for at the option price. The option price for each Payment Period is the lesser of (i) 85% of the fair market value of the Common Stock on the first business day of the Payment Period, or (ii) 85% of the fair market value of the Common Stock on the last day of the Payment Period. Fair market value is defined as the mean between the closing bid and asked prices of the Stock. An employee may elect to have up to 10% withheld from his regular salary for this purpose.

    ELIGIBILITY. With certain limited exceptions in the case of employees already holding a significant amount of Common Stock, each employee of the Company having at least three months of continuous service as of the date a Payment Period commences and who ordinarily works 20 or more hours per week and is employed more than five months per year is eligible to participate in the ESPP. As of November 30, 1997 approximately 286 employees were eligible to participate in the ESPP.

    AMENDMENT, TERMINATION AND ADMINISTRATION. The Board of Directors of the Company may amend the ESPP at any time. No such amendment, however, shall be made without prior approval of the shareholders of the Company if such amendment would (a) except as provided in Articles 3 and 4 of the ESPP increase the number of shares of stock to be offered under the ESPP, or (b) change the class of employees eligible to participate in the ESPP, or (c) cause the ESPP to cease to comply with Rule 16b-3 under the Securities Exchange Act of 1934 or with Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The ESPP is administered by the Board of Directors.

    FEDERAL INCOME TAX CONSEQUENCES. The Company has determined the following general tax consequences of the ESPP. The ESPP is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Code.

    Transfers of stock to an employee under the ESPP receive tax-favored treatment if (a) the employee is an employee of the Company at all times during the relevant Payment Period, and (b) the employee makes no disposition of the stock within two years after the first business day of the relevant Payment Period. If no disposition is made until the holding period requirement is met, the employee must report ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the option price, and (b) the excess of the fair market value of the stock at the time of purchase over the option price. Any further gain on disposition is taxed as long-term capital gain. If the price received on disposition is less than the option price, the employee will report the loss as a long-term capital loss. The Company is not entitled to a deduction when the holding period is met, even if ordinary income results to the employee.

    If the employee disposes of the stock before meeting the holding period requirement, the employee recognizes ordinary income for services and the Company has a deduction to the extent of any difference between the stock's value on disposition and the option price. The income is treated as received for the tax year of the employee when the disposition occurs. Similarly, the deduction is treated as allowable for the tax year of the Company when the disposition occurs.

    The employee must report as ordinary income all amounts withheld from regular base pay in each Payment Period pursuant to an authorization signed by him..

    Employees who participate in the ESPP should consult their own tax advisors to determine the specific tax consequences of the ESPP for them.

NEW PLAN BENEFITS. Options to purchase 10,350 shares of Common Stock were granted during the 1997 fiscal year under the ESPP, resulting in 18,087 shares issued through 1997 under the ESPP.

    The following table sets forth information concerning the issuance of stock pursuant to the exercise of options granted under the ESPP during fiscal 1997
to:   the Company's Chief Executive Officer and each other executive officer of the Company required to be named in the Summary Compensation Table; to all current officers of the Company as a group; and to all other employees, including all current officers who are not executive officers, as a group:

                          1992 EMPLOYEE STOCK PURCHASE PLAN

                                                               Dollar Value (Market Price
Name               Number of Shares    Exercise Price ($/Sh)    on Date of Grant) ($/Sh)
----               ----------------    ---------------------   --------------------------
                             Issued
                             ------
John Jenkins                     0

Kevin Fallon                     0

Jon E. Walker                    0

All Other
Executive Officers               0

Non-Officer
Directors (1)                   N/A             N/A                      N/A

All Others, including
Non-Executive
Officers                      7,276            1.75 (2)                 2.50 (3)
                              3,074            1.75 (4)                 2.03 (5)

-------------------

(1) Not eligible to participate

(2) Based on 85% of the closing sales price on July 1, 1996

(3) Closing sales price on December 31, 1996

(4) Based on 85% of the closing sales price on June 30, 1997

(5) Closing sales price on June 30, 1997

    BOARD RECOMMENDATION. The Board of Directors believes the ESPP to be in the best interests of the Company and its shareholders and therefore recommends a vote "FOR" this proposal to amend the ESPP by increasing the number of shares which may be issued under it. The affirmative vote of a majority of the shares present at the meeting, in person or by proxy, is required to approve the ESPP amendment.


                                    PROPOSAL NO. 4
                  APPROVAL OF 1997 STOCK OPTION AND STOCK BONUS PLAN

    On April 15, 1997, the Board of Directors of the Company adopted the 1997 Stock Option and Bonus Plan (the "Plan"), reserving a maximum of 2,200,000 shares of Common Stock to be issued as "bonus shares" or upon the exercise of options ("Options"). The Plan includes: (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-qualified Options which are not intended to qualify as "Incentive Options;" and (iii) shares issuable as compensation.
As of December 1, 1997, non-qualified Options to purchase 1,770,000 shares have been granted under the Plan. No Incentive Options or Bonus Shares had been issued. Incentive Options granted under the Plan will become non-qualified options if it is not approved by the Company's shareholders on or before April 15, 1998.

    Shareholder approval of the Plan is sought to qualify it under Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and thereby render certain transactions under it exempt from certain provisions of Section 16 of the Act, and to permit the issuance of Options which will qualify as Incentive Options pursuant to the Code.

    The Plan is intended to provide incentives to officers, directors, employees and other persons, including consultants and advisers, who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in it. The Board of Directors believes that this also will help to align the interests of the Company's management and employees with the interests of shareholders. The terms of the Plan concerning the Incentive Options and Non-Qualified Options are substantially the same except that only employees of the Company or its subsidiaries are eligible to receive Incentive Options; employees and other persons are eligible to receive Non-Qualified Options. The number of shares reserved for issuance under the Plan is a maximum aggregate so that the number of Incentive Options and/or Non-Qualified Options that may be granted reduces the number of Bonus Shares which may be granted, and vice versa.

ADMINISTRATION OF THE PLAN

    The Plan is administered by the Compensation Committee, which may consist of either (i) the Company's Board of Directors, or (ii) a committee, appointed by the Board of Directors, of two or more directors. The Committee may delegate, and has delegated, to one or more executive officers the power to grant options or stock bonuses to employees, consultants or advisors of the Company, provided, however, that grants to directors or executive officers of the Company, or any other person subject to Section 16 of the Exchange Act may not be made pursuant to such delegated authority.

    In addition to determining who will be granted Options or Bonus Shares, the Committee has the authority and discretion to determine when Options and Bonus Shares will be granted and the number of Options and Bonus Shares to be granted. The Committee also may determine a vesting and/or forfeiture schedule for Bonus Shares and/or Options granted, the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the agreements, certificates or other instruments evidencing grants made under the Plan. The

Committee also may impose additional conditions or restrictions not inconsistent with the provisions of the Plan. The Committee may adopt, amend and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan.

    The Committee also has the power to interpret the Plan and the provisions in the instruments evidencing grants made under it, and is empowered to make all other determinations deemed necessary or advisable for the administration of it. Unless sooner terminated by the Committee, the Plan will terminate on April 14, 2007. Neither Bonus Shares nor Options can be granted after that date, although Options granted before the Plan terminates will expire in accordance with their terms, even if after the Plan termination date.

ELIGIBILITY

    Participants in the Plan may be selected by the Committee from employees, officers and directors of, and consultants and advisors to, the Company and its subsidiary and affiliated companies. The Committee may take into account the duties of persons selected, their present and potential contributions to the success of the Company and such other considerations as the Committee deems relevant to the purposes of the Plan.

    The grant of Options or Stock Bonuses under the Bonus Plan does not confer any rights with respect to continuation of employment, and does not interfere with the right of the recipient or the Company to terminate the recipient's employment, although a specific grant of Options or Shares may provide that termination of employment or cessation of service as an employee, officer, director, or consultant may result in forfeiture or cancellation of all or a portion of the Bonus Shares or Options. In general, if a grantee is released by the Company as an employee, officer, director, or consultant for cause, any unexercised Options will terminate, and any non-vested Bonus Shares will be canceled, immediately.

ADJUSTMENT

    In the event a change, such as a stock split, is made in the Company's capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustments will be made to unvested Bonus Shares and in the exercise price and in the number of shares subject to each outstanding Option. The Committee also may make provisions for adjusting the number of Bonus Shares or underlying outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, right offerings, or other increases or reductions of shares of the Company's outstanding Common Stock. Options and Bonus Shares may provide that in the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the holder may exercise the Option on such terms as it may have been exercised immediately prior to such dissolution, corporate separation or division or merger or consolidation and that Bonus Shares will vest immediately. The Plan also provides that in the event of a tender offer or exchange offer for the Company, certain mergers or consolidations, or certain changes in control of the Company or of its Board of Directors, outstanding Options and Bonus Shares previously subject to vesting provisions will vest immediately.

SALE OF BONUS SHARES AND SHARES UNDERLYING OPTIONS

    The Company has filed a Registration Statement with the Securities and Exchange Commission to permit public sale of the Bonus Shares and the shares of Common Stock purchased upon exercise of the Options issued under the Plan without limitation by persons who are not "affiliates" of the Company and to permit public sale, subject to the volume, manner and notice of sale provisions of Rule 144 under the Securities Act of 1933, by persons who are "affiliates" of the Company. "Affiliates" of the Company are persons who, directly or indirectly, control, are controlled by, or are under common control with, the Company or its subsidiaries. Control is presumed to exist in circumstances of beneficial ownership of 10% or more of an entity's voting securities.

OTHER PROVISIONS

    The exercise price of any Incentive Option granted under the Plan must be no less than 100% of the "fair market value" of the Company's Common Stock on the date of grant. The exercise price of any Non-Qualified Option granted under the Plan must be no less than 85% of the fair market value on the date of grant. Fair market value is defined in the Plan as the most recent closing sale price of the Common Stock as reported by Nasdaq.

    The exercise price of an Option may be paid in cash, in shares of the Company's Common Stock or other property having a fair market value equal to the exercise price of the Option, or in a combination of cash, shares and property. The Board of Directors shall determine whether or not property other than cash or Common Stock may be used to purchase the shares underlying an Option and shall determine the value of the property received.

INCOME TAX CONSEQUENCES OF THE PLAN

    The Incentive Options issuable under the Plan are structured to qualify for favorable tax treatment to recipients provided by Section 422 of the Code. Pursuant to Section 422 of the Code, Optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an Incentive Option. In addition, provided that the stock underlying the Option is not sold within two years after the grant of the Option and is not sold within one year after the exercise of the Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss. An Optionee also may be subject to the alternative minimum tax upon exercise of his Options. The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of Incentive Options or the sale of the Common Stock underlying the Options.
The exercise price of Incentive Options granted cannot be less than the fair market value of the underlying Common Stock on the date the Options were granted. In addition, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock underlying the Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Internal Revenue Code for Incentive Options. This amount currently is $100,000. No Incentive Option may be granted to an employee who, at the time the Option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the Options granted to the employee is at least 110 percent of the fair market value of the stock subject to the Option and the Option is not exercisable more than five years from the date of grant.

    Non-Qualified Options will not qualify for the special tax benefits given to Incentive Options under Section 422 of the Code. An Optionee does not recognize any taxable income at the time he or she is granted a Non-Qualified Option. However, upon exercise of the Option, the Optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized by the Optionee will be treated as wages and will be subject to income tax withholding by the Company. Upon an Optionee's sale of shares acquired pursuant to the exercise of a Non-Qualified Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss. Upon an Optionee's exercise of a Non-Qualified Option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the Optionee provided that the Company effects withholding with respect to the deemed compensation.

    With respect to Bonus Shares, generally, a grantee will recognize as ordinary income the fair market value of the Bonus Shares as of the date of receipt.

NEW PLAN BENEFITS

    Options to purchase 1,545,000 shares of Common Stock were granted during the 1997 fiscal year and Options to purchase 225,000 shares were granted thereafter as part of an employment agreement with a newly hired executive officer, resulting in 1,770,000 Options outstanding under the Plan as of December 1, 1997. There is no present plan to grant additional Options pursuant to the Plan to any particular individuals or entities.

    The following table sets forth information concerning the stock options which during fiscal 1997 have been granted pursuant to the Plan to: the Company's Chief Executive Officer and each other executive officer of the Company required to be named in the Summary Compensation Table; to all current executive officers of the Company as a group; and to all other employees, including all current officers who are not executive officers, as a group:

               Number of Shares of
                   Common Stock          Exercise or         Market Price on
Name          Underlying Options (#)   Base Price ($/Sh)   Date of Grant ($/Sh)
----          ----------------------   -----------------   --------------------

John Jenkins       450,000 (1)              $2.50                 $2.44

Kevin Fallon       200,000 (2)              $2.25                 $2.38

Jon E. Walker       30,080                  $1.55                 $1.55

All Other
Executive
Officers           100,000                  $1.42                 $1.42
                   100,000 (3)              $2.13                 $1.42
                   100,000 (4)              $2.49                 $1.42

Non-Officer
Directors           60,000                  $1.39                 $1.39

All Others,
including Non-
Executive
Officers           469,920                  $1.55                 $1.55
                    35,000                  $1.41                 $1.41
------------------

(1) Includes 200,000 options exercisable commencing December 1, 1998, unless employment has been terminated prior to that date (other than within one year following a change in control).

(2) Includes 66,667 options exercisable commencing February 8, 1998 and 66,666 exercisable commencing February 8, 1999, unless employment has been terminated prior to those date.

(3) Includes 100,000 options exercisable commencing July 17, 1998 unless employment has been terminated prior to that date. Initial exercise date may be accelerated in the event of certain changes in control of the Company.

(4) Includes 100,000 options exercisable commencing July 17, 2000 unless employment has been terminated prior to that date. Initial exercise dates may be accelerated in the event of certain changes in control of the Company.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

    Approval of the Plan requires the affirmative vote of the majority of shares represented at the Annual Meeting of Shareholders.

    The Board of Directors recommends that shareholders vote "FOR" the adoption of the Plan, as it provides a means of compensating management, employees, and consultants of the Company without utilizing the Company's cash resources. Moreover, the Board of Directors believes that the Plan will better align the interests of the Company's employees, officers, directors, consultants and advisors with the interests of the Company's shareholders by providing for increased share ownership which will provide an additional incentive for those persons to work for the success of the Company and to maximize shareholder value. In addition, the Board of Directors believes that the Plan provides an incentive for those persons to put forth maximum efforts for the Company's success in order to maximize the value of the compensation provided to them through the Bonus Shares and Options.

                                    PROPOSAL NO. 5
                       RATIFICATION OF APPOINTMENT OF AUDITORS

    BDO Seidman LLP served as the Company's independent certified public accountant for the fiscal year ended June 30, 1997. The Board of Directors has approved the appointment of BDO Seidman LLP as the Company's auditor for the fiscal year ending June 30, 1998, subject to ratification by the Company's shareholders. A representative of BDO Seidman LLP is expected to be present at the meeting to respond to shareholder questions and will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

    Hein + Associates LLP ("Hein") was the Company's principal independent certified public accountant for the fiscal year ended June 30, 1996. By letter dated June 26, 1997, the Company dismissed Hein as its principal accountant.
The Company received a letter dated June 27, 1997 from Hein confirming the client-auditor relationship between them had ceased. By letter dated June 26, 1997, the Company engaged BDO Seidman LLP as its successor principal accountant. The decision to dismiss Hein was approved by the Company's Board of Directors.

    The Hein reports on the Company's consolidated financial statements for each of the fiscal years ended June 30, 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle. During fiscal years ended June 30, 1996 and 1995 and any subsequent interim period preceding dismissal of Hein, the Company is not aware of any disagreements between it and Hein on any matter of accounting principle or practice, financial statements disclosure, or auditing scope or procedure or reportable events as defined in
Item 304 of Regulation S-B.

    The information concerning this change in accountants was included in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 3, 1997. The Company provided Hein with a copy of the Form 8-K and requested Hein to furnish a letter addressed to the Securities and Exchange Commission stating whether Hein agreed with the above statements. Such letter was filed as an exhibit to the Form 8-K.

    The ratification of the appointment of BDO Seidman LLP as the Company's auditors must be approved by a majority of the votes cast by the shareholders of the Company at the meeting. The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of BDO Seidman LLP as the Company's principal accountants.


                                    OTHER MATTERS

    Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

                                SHAREHOLDER PROPOSALS

    Any proposal which a shareholder may desire to present at the 1998 Annual Meeting of Shareholders must be received in writing by the Secretary of the Company not later than August 25, 1998.

                             BY ORDER OF THE BOARD OF DIRECTORS,



                             Douglas H. Kelsall, Secretary

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                                        PROXY

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                                     TOPRO, INC.

                PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        RECEIPT OF ANNUAL REPORT AND PROXY STATEMENT HEREBY IS ACKNOWLEDGED

     The undersigned hereby constitutes and appoints John Jenkins and Douglas
H. Kelsall, and each of them, with full power of substitution, as proxies to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Hyatt Regency - Denver Tech Center, Wind River Room, 7800 E. Tufts Avenue, Denver, Colorado, on January 29, 1998, at 10:00 a.m., Mountain time, and at any adjournment or adjournments thereof, upon the following:

     Proposal No. 1 - Election of Directors

                                    For         Against       Abstain
         Robert L. Costello         / /           / /           / /
         John Jenkins               / /           / /           / /
         Robert C. Pearson          / /           / /           / /
         Rick Schleufer             / /           / /           / /
         Judith A. Draper           / /           / /           / /

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

     ---------------------------------------------------- ---------


Proposal No. 2 - Amendment of Articles of Incorporation                                      For  / /   Against  / /   Abstain  / /

Proposal No. 3 - Approval of Amendment to the 1992 Employee Stock Purchase Plan              For  / /   Against  / /   Abstain  / /

Proposal No. 4 - Approval of 1997 Stock Option and Stock Bonus Plan                          For  / /   Against  / /   Abstain  / /

Proposal No. 5 - Ratification of Appointment of BDO Siedman, LLP as Independent Auditors     For  / /   Against  / /   Abstain  / /

     THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ALL NOMINEES AND FOR THE OTHER PROPOSALS LISTED ABOVE. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

     Please mark, date and sign exactly as name appears hereon, including designation as executor, Trustee, etc. if applicable. A corporation must sign in its name by the President or other authorized officer. All co-owners and each joint owner must sign.

Date:
      -----------------------



                                  -------------------------------
                                  Signature(s)

                                  Address if different from that on envelope:

                                  -------------------------------
                                  Street Address

                                  -------------------------------
                                  City, State and Zip Code



Please check if you intend to to be present at the meeting: _____